Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Jordan Allen, Principal Executive Officer of GLG Investment Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR for the period ended May 31, 2012 of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 6, 2012	/s/ Jordan Allen
Jordan Allen
Principal Executive Officer

I, Dahlila Crespo, Principal Financial Officer of GLG Investment Series Trust (the “Registrant”), certify that:

1.	The Form N-CSR for the period ended May 31, 2012 of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 6, 2012	/s/ Dahlila Crespo
Dahlila Crespo
Principal Financial Officer